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                                                                    EXHIBIT 32.3

                                CERTIFICATION OF
                          PRINCIPAL ACCOUNTING OFFICER
                               OF TRM CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jon S. Pitcher, Principal Accounting Officer of TRM Corporation (the "Company"), hereby certify that the accompanying Annual Report of the Company on Form 10-K for the year ended December 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 31, 2005                           /s/ Jon S. Pitcher
                                                 ----------------------------
                                                 Jon S. Pitcher
                                                 Principal Accounting Officer